Acquisition	12 Months Ended
Dec. 31, 2012
Acquisition

(9) Acquisition

On April 7, 2011, the Company acquired 100% of the stock of Jingle, a provider of mobile voice search performance advertising and technology solutions in North America for the following consideration:

•	Approximately $15.8 million in cash, net of cash acquired, and 1,019,103 shares of the Company’s Class B common stock paid at closing; and

•	Future consideration of (i) $17.6 million, net of certain working capital adjustments, on the first annual anniversary of the closing, and (ii) $18.0 million on the 18th month anniversary of closing, with the future consideration payable in either cash or shares of the Company’s Class B common stock or some combination to be determined by the Company. Any shares issued in payment of the future consideration will be increased by 5%. In April 2012 and October 2012, the Company paid approximately $16.9 million and $17.9 million in cash, net of certain working capital and other adjustments, on the first and 18th month anniversary of closing, respectively.

•	Following the closing, the Company issued 462,247 shares of restricted stock at an aggregate value of approximately $3.3 million to employees of Jingle, subject to vesting for up to four years.

The Company accounted for the Jingle acquisition as a business combination. As a result of the acquisition, the Company added additional sources of mobile distribution to its call advertising network. The Company has progressed in its integration of Jingle’s operations, including sales activities, and accordingly, revenues and earnings of the acquired operations are not readily separable.

The fair value of the shares of Class B common stock issued as part of the consideration paid was valued at $7.6 million using the Company’s closing stock price of $7.46 per share at the acquisition date. The fair value of the future consideration payments of $34.7 million was discounted using a rate of approximately 2% based on the Company’s incremental borrowing rate and is recorded on the balance sheet as deferred acquisition payments. Acquisition related costs of approximately $1.9 million for 2011 were primarily for professional fees to perform due diligence, historical audits and other procedures associated with the acquisition. Of the $1.9 million of acquisition related costs in 2011, we recognized approximately $372,000 for the future obligations of non-cancelable lease and other costs related to the Jingle office. The portion related to the non-cancelable lease is based on estimates of vacancy period and sublease income. In March 2012, the Company arranged for the future sublease of the Jingle office space and revised its original estimates which resulted in a $132,000 benefit recorded in acquisition and separation related costs in the consolidated statements of operations. The actual vacancy periods may differ from these estimates, and sublease income, if any, may not materialize. Accordingly, these estimates may be adjusted in future periods.

In connection with the acquisition, the Company acquired federal net operating loss carryforwards (“NOL”). Where there is a “change in ownership” within the meaning of Section 382 of the Internal Revenue Code, the acquired federal net operating loss carryforwards are subject to an annual limitation. The Company believes that such an ownership change had occurred at Jingle, and that the utilization of the carryforwards is limited such that the majority of the NOL carryforwards will never be utilized. Accordingly, the Company recorded approximately $7.0 million of NOL carryforwards. In 2011, the Company utilized approximately $2.6 million.

A summary of the consideration for the acquisition is as follows (in thousands):

Cash	$16,563
Stock issued	7,603
Future consideration	34,695

Total	$58,861

The following summarizes the allocation of the fair value of the assets acquired and the liabilities assumed at December 31, 2011 (in thousands):

Cash acquired	$761
Accounts receivable	4,740
Deferred tax assets	2,538
Other current assets	62
Property and equipment	206
Other non-current assets	148
Intangible assets	11,966
Goodwill	47,290

Total assets acquired	67,711
Current liabilities	(5,512)
Deferred tax liabilities	(3,246)
Other non-current liabilities	(92)

Total liabilities assumed	(8,850)

Net assets acquired	$58,861

The acquired intangible assets of approximately $12.0 million consist primarily of customer and partner relationships, technology, trademarks and patents which will be amortized over 12 to 36 months (weighted average of 2.4 years) using the straight line method. The goodwill and acquired intangible assets will not be deductible for federal tax purposes.

The following unaudited pro forma financial information summarizes the combined results of operations of the Company and Jingle and is based on the historical results of operations of the Company and Jingle. The pro forma information reflects the results of operations of the Company as if the acquisition of Jingle had taken place on January 1, 2010. The unaudited pro forma financial information for the year ended December 31, 2010 combine the historical results of operations for the Company and Jingle for the year ended December 31, 2010. The unaudited pro forma financial information for the year ended December 31, 2011 combine the historical results of operations for the Company for the year ended December 31, 2011 and Jingle’s historical results of operations during the pre-acquisition period from January 1, 2011 to April 7, 2011. The results of operations for Jingle for the year ended December 31, 2012 are incorporated in the results of operations for the Company for the year ended December 31, 2012. The pro forma information includes adjustments for amortization of intangible assets, intercompany activity and accretion of interest expense related to the future consideration. The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisition taken place on the dates indicated, nor is it necessarily indicative of results that may occur in the future.

(in thousands)	Years ended December 31,
	2010	2011
Revenue	$101,891	$144,517
Net income (loss) from continuing operations	(15,232)	1,626
Net income (loss) applicable to common stockholders	(14,959)	1,570